Exhibit 99.1

Vroom Announces Fourth Quarter and Full Year 2023 Results

Substantial Progress on Value Maximization Plan

NEW YORK – March 13, 2024 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the fourth quarter and fiscal year ended December 31, 2023.

HIGHLIGHTS OF FOURTH QUARTER AND FULL YEAR 2023

•
$135.6 million cash and cash equivalents as of December 31, 2023
•
4,780 and 17,401 Ecommerce units sold for the fourth quarter and full year, respectively, representing third consecutive quarter of Ecommerce unit growth
•
$4,742 and $3,403 Ecommerce gross profit per unit (GPPU) for the fourth quarter and full year, respectively
•
$(141.3) million and $(365.5) million net loss for the fourth quarter and full year, respectively
•
$(91.6) million and $(277.2) million Adjusted EBITDA for the fourth quarter and full year, respectively, including ~$27 million impact of aged inventory liquidations and inventory write-downs due to the discontinuance of ecommerce operations(1)
•
$41.4 million and $74.2 million convertible note repurchases during the fourth quarter and full year, respectively, for $23.3 million and $36.5 million, respectively

CURRENT PROGRESS ON VALUE MAXIMIZATION PLAN

•
Expected to be substantially complete with the ecommerce wind down by the end of the first quarter 2024
•
~$94.0 million cash and cash equivalents as of February 29, 2024
•
Sold substantially all of our used vehicle inventory
•
Repaid outstanding balance on Ally Floorplan Facility
•
Reducing our outstanding commitments and executing a reduction-in-force commensurate with our reduced operations

Tom Shortt, the Company’s Chief Executive Officer, said “As we previously announced, in January 2024 Vroom’s Board of Directors approved a Value Maximization Plan pursuant to which the Company has discontinued its ecommerce operations and is winding down its used vehicle dealership business. I am incredibly proud of the commitment and professionalism demonstrated by our team as they execute an orderly wind down of our ecommerce operations with a focus on timeliness and cost effectiveness. We anticipate that the wind-down will be substantially complete by the end of the month and look forward to working to maximize stakeholder value through our remaining businesses, United Auto Credit and CarStory.”

(1) While the Value Maximization Plan was approved in January 2024, we determined a triggering event existed as of December 31, 2023 related to our long lived assets, which led to additional write-downs of inventory in the fourth quarter of 2023.

FOURTH QUARTER 2023 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted.

Ecommerce Results

	Three Months Ended December 31,				Year Ended December 31,
	2023	2022	Change	% Change	2023	2022	Change	% Change
	(in thousands, except unit data and average days to sale)				(in thousands, except unit data and average days to sale)
Ecommerce units sold	4,780	4,144	636	15.3%	17,401	39,278	(21,877)	(55.7)%
Ecommerce revenue:
Vehicle revenue	$136,360	$131,069	$5,291	4.0%	$523,945	$1,304,797	$(780,852)	(59.8)%
Product revenue	16,101	10,689	5,412	50.6%	52,225	59,398	(7,173)	(12.1)%
Total ecommerce revenue	$152,461	$141,758	$10,703	7.6%	$576,170	$1,364,195	$(788,025)	(57.8)%
Ecommerce gross profit:
Vehicle gross profit	$7,387	$(5,579)	$12,966	232.4%	$10,343	$40,575	$(30,232)	(74.5)%
Product gross profit	15,281	10,689	4,592	43.0%	48,888	59,398	(10,510)	(17.7)%
Total ecommerce gross profit	$22,668	$5,110	$17,558	343.6%	$59,231	$99,973	$(40,742)	(40.8)%
Average vehicle selling price per ecommerce unit	$28,527	$31,629	$(3,102)	(9.8)%	$30,110	$33,220	$(3,110)	(9.4)%
Product revenue per ecommerce unit	3,368	2,579	789	30.6%	3,001	1,512	1,489	98.5%
Gross profit per ecommerce unit:
Vehicle gross profit per ecommerce unit	$1,545	$(1,346)	$2,891	214.8%	$594	$1,033	$(439)	(42.5)%
Product gross profit per ecommerce unit	3,197	2,579	618	24.0%	2,809	1,512	1,297	85.8%
Total gross profit per ecommerce unit	$4,742	$1,233	$3,509	284.6%	$3,403	$2,545	$858	33.7%
Ecommerce average days to sale	135	244	(109)	(44.7)%	217	131	86	65.6%

Results by Segment

	Three Months Ended December 31,				Year Ended December 31,
	2023	2022	Change	% Change	2023	2022	Change	% Change
	(in thousands, except unit data)				(in thousands, except unit data)
Units:
Ecommerce	4,780	4,144	636	15.3%	17,401	39,278	(21,877)	(55.7)%
Wholesale	1,821	1,768	53	3.0%	7,094	20,876	(13,782)	(66.0)%
All Other (1)	337	350	(13)	(3.7)%	1,359	3,758	(2,399)	(63.8)%
Total units	6,938	6,262	676	10.8%	25,854	63,912	(38,058)	(59.5)%

Revenue:
Ecommerce	$152,461	$141,758	$10,703	7.6%	$576,170	$1,364,195	$(788,025)	(57.8)%
Wholesale	28,526	23,039	5,487	23.8%	104,119	293,528	(189,409)	(64.5)%
Retail Financing (2)	41,999	32,537	9,462	29.1%	156,938	152,542	4,396	2.9%
All Other (3)	12,938	12,015	923	7.7%	55,976	138,636	(82,660)	(59.6)%
Total revenue	$235,924	$209,349	$26,575	12.7%	$893,203	$1,948,901	$(1,055,698)	(54.2)%
Gross profit (loss):
Ecommerce	$22,668	$5,110	$17,558	343.6%	$59,231	$99,973	$(40,742)	(40.8)%
Wholesale	(28,927)	(4,359)	(24,568)	563.6%	(34,353)	(10,620)	(23,733)	223.5%
Retail Financing (2)	33,427	28,744	4,683	16.3%	125,610	138,381	(12,771)	(9.2)%
All Other (3)	1,879	(36)	1,915	5,319.4%	11,459	17,053	(5,594)	(32.8)%
Total gross profit	$29,047	$29,459	$(412)	(1.4)%	$161,947	$244,787	$(82,840)	(33.8)%
Gross profit (loss) per unit (4):
Ecommerce	$4,742	$1,233	$3,509	284.6%	$3,403	$2,545	$858	33.7%
Wholesale	$(15,885)	$(2,465)	$(13,420)	544.4%	$(4,843)	$(509)	$(4,334)	851.5%

(1)
All Other units consist of retail sales of used vehicles from TDA.
(2)
The Retail Financing segment represents UACC’s operations with its network of third-party dealership customers as of the closing of the UACC acquisition in February 2022.
(3)
All Other revenues and gross profit consist of retail sales of used vehicles from TDA and fees earned on sales of value-added products associated with those vehicles sales and the CarStory business.
(4)
Gross profit per unit metrics exclude the Retail Financing gross profit and All Other gross profit.

SG&A

	Three Months Ended December 31,				Year Ended December 31,
	2023	2022	Change	% Change	2023	2022	Change	% Change
	(in thousands)				(in thousands)
Compensation & benefits	$35,738	$52,043	$(16,305)	(31.3)%	$166,056	$251,153	$(85,097)	(33.9)%
Marketing expense	8,570	9,852	(1,282)	(13.0)%	48,440	79,670	(31,230)	(39.2)%
Outbound logistics	2,215	(902)	3,117	345.6%	8,466	39,023	(30,557)	(78.3)%
Occupancy and related costs	4,410	5,955	(1,545)	(25.9)%	18,010	23,363	(5,353)	(22.9)%
Professional fees	4,625	6,870	(2,245)	(32.7)%	20,129	33,455	(13,326)	(39.8)%
Software and IT costs	8,912	11,164	(2,252)	(20.2)%	36,466	44,570	(8,104)	(18.2)%
Other	13,109	5,778	7,331	126.9%	43,090	95,153	(52,063)	(54.7)%
Total selling, general & administrative expenses	$77,579	$90,760	$(13,181)	(14.5)%	$340,657	$566,387	$(225,730)	(39.9)%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance:

•
EBITDA;
•
Adjusted EBITDA;
•
Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues;
•
Adjusted EBITDA excluding securitization gain; and
•
Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues.

These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues, Adjusted EBITDA excluding securitization gain, and Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because each of these non-GAAP financial measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes.

EBITDA

We calculate EBITDA as net loss before interest expense, interest income, income tax expense and depreciation and amortization expense.

Adjusted EBITDA

We calculate Adjusted EBITDA as EBITDA adjusted to exclude severance costs, gain on debt extinguishment, severe weather-related costs, long-lived asset impairment charges, goodwill impairment charge, realignment costs, acquisition related costs, and the acceleration of non-cash stock-based compensation. Changes in fair value of financial instruments can fluctuate significantly from period to period and previously related primarily to historical finance receivables and debt which have been securitized, and acquired on February 1, 2022 from UACC. As a result of current market conditions, the financial instruments related to the 2022-2 and 2023-1 securitization transactions are recognized on balance-sheet and accounted for under the fair value option. See Note 17 — Financial Instruments and Fair Value Measurements to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. As a result, the majority of our finance receivables are now carried at fair value and a significant portion of the risk of loss associated with these finance receivables have been retained by UACC. We therefore have determined we will no longer make any adjustments for such fluctuations in fair value to our Adjusted EBITDA results. We have recast the prior period presented to conform to current period presentation. We may account for future securitizations as on balance sheet transactions depending on the market conditions.

Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues

We calculate Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues as Adjusted EBITDA adjusted to exclude the non-recurring costs incurred to address operational and customer experience issues, including rental cars for our customers and legal settlements with customers and state DMVs.

Adjusted EBITDA excluding securitization gain

We calculate Adjusted EBITDA excluding securitization gain as Adjusted EBITDA adjusted to exclude the securitization gain from the sale of UACC's finance receivables, and believe that it provides a useful perspective on the underlying operating results and trends and a means to compare our period-over-period results.

Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues

We calculate Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues as Adjusted EBITDA adjusted to exclude the securitization gain from the sale of UACC’s finance receivables and the non-recurring costs incurred to address operational and customer experience issues.

The following table presents a reconciliation of the foregoing non-GAAP financial measures to net loss, which is the most directly comparable U.S. GAAP measure:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
	(in thousands)		(in thousands)
Net loss	$(141,321)	$24,765	$(365,540)	$(451,910)
Adjusted to exclude the following:
Interest expense	14,530	12,076	45,445	40,693
Interest income	(4,789)	(6,372)	(21,158)	(19,363)
Provision (benefit) for income taxes	(303)	2,405	615	(19,680)
Depreciation and amortization	11,055	10,702	43,476	38,707
EBITDA	$(120,828)	$43,576	$(297,162)	$(411,553)
Severance costs	$48	$—	$6,703	$—
Gain on debt extinguishment	(18,238)	(126,767)	(37,878)	(164,684)
Hail storm costs	—	—	2,353	—
Long-lived asset impairment charges	47,396	3,679	48,748	5,806
Goodwill impairment charge	—	—	—	201,703
Realignment costs	—	2,253	—	15,025
Acquisition related costs	—	—	—	5,653
Acceleration of non-cash stock-based compensation	—	2,439	—	2,439
Adjusted EBITDA	$(91,622)	$(74,820)	$(277,236)	$(345,611)
Non-recurring costs to address operational and customer experience issues	3,247	374	4,065	25,433
Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues	$(88,375)	$(74,446)	$(273,171)	$(320,178)
Securitization gain	—	—	—	(45,589)
Adjusted EBITDA excluding securitization gain	$(91,622)	$(74,820)	$(277,236)	$(391,200)
Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues	$(88,375)	$(74,446)	$(273,171)	$(365,767)

FOURTH QUARTER 2023 AS COMPARED TO THIRD QUARTER 2023

	Three Months Ended December 31,	Three Months Ended September 30,
	2023	2023	Change	% Change
	(in thousands, except unit data)
Total revenues	$235,924	$235,634	$290	0.1%
Total gross profit	$29,047	$48,094	$(19,047)	(39.6)%
Ecommerce units sold	4,780	4,561	219	4.8%
Ecommerce revenue	$152,461	$149,851	$2,610	1.7%
Ecommerce gross profit	$22,668	$14,339	$8,329	58.1%
Vehicle gross profit (loss) per ecommerce unit	$1,545	$516	$1,029	199.4%
Product gross profit per ecommerce unit	3,197	2,628	569	21.7%
Total gross profit per ecommerce unit	$4,742	$3,144	$1,598	50.8%
Wholesale units sold	1,821	2,270	(449)	(19.8)%
Wholesale revenue	$28,526	$30,898	$(2,372)	(7.7)%
Wholesale gross (loss) profit	$(28,927)	$(1,495)	$(27,432)	1,834.9%
Wholesale gross (loss) profit per unit	$(15,885)	$(659)	$(15,226)	2,310.5%
Retail Financing revenue	$41,999	$40,823	$1,176	2.9%
Retail Financing gross profit	$33,427	$32,341	$1,086	3.4%
Total selling, general, and administrative expenses	$77,579	$79,586	$(2,007)	(2.5)%

	Three Months Ended December 31,	Three Months Ended September 30,
	2023	2023	Change	% Change
	(in thousands)
Net loss	$(141,321)	$(82,857)	$(58,464)	70.6%
Adjusted to exclude the following:
Interest expense	14,530	12,058	2,472	20.5%
Interest income	(4,789)	(5,506)	717	13.0%
Provision for income taxes	(303)	260	(563)	(216.5)%
Depreciation and amortization	11,055	11,248	(193)	(1.7)%
EBITDA	$(120,828)	$(64,797)	$(56,031)	86.5%
Severance costs	$48	$274	$(226)	(82.4)%
Gain on debt extinguishment	(18,238)	—	(18,238)	(100.0)%
Long-lived asset impairment charges	47,396	—	47,396	100.0%
Adjusted EBITDA	$(91,622)	$(64,523)	$(27,099)	42.0%
Non-recurring costs to address operational and customer experience issues	3,247	32	3,215	10,047.2%
Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues	$(88,375)	$(64,491)	$(23,884)	(37.0)%
Securitization gain	—	—	—	0.0%
Adjusted EBITDA excluding securitization gain	$(91,622)	$(64,523)	$(27,099)	42.0%
Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues	$(88,375)	$(64,491)	$(23,884)	37.0%

Liquidity Outlook

We expect year-end 2024 cash and cash equivalents in the range of $35.0 to $65.0 million.

The foregoing estimate is a forward-looking statement that reflects the Company’s expectation as of March 13, 2024 and is subject to substantial uncertainty. See “Forward-Looking Statements” below.

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. During fiscal 2023, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and is winding down its used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the potential impacts of the execution of and the expected benefits and cost-savings, if any, from our Value Maximization Plan, any anticipated costs and charges related to the Value Maximization Plan and the anticipated timeline of such costs, charges, implementation or completion of the Value Maximization Plan, our expectations regarding United Auto Credit Corporation and CarStory; our ability to successfully wind down and halt our ecommerce operations, and future results of operations and financial position, including our liquidity outlook for 2024. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	As of December 31,
	2023	2022
ASSETS
Current Assets:
Cash and cash equivalents	$135,585	$398,915
Restricted cash (including restricted cash of consolidated VIEs of $49.1 million and $24.7 million, respectively)	73,234	73,095
Accounts receivable, net of allowance of $11.2 million and $21.5 million, respectively	9,139	13,967
Finance receivables at fair value (including finance receivables of consolidated VIEs of $11.8 million and $11.5 million, respectively)	12,501	12,939
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $457.2 million and $305.9 million, respectively)	503,546	321,626
Inventory	163,250	320,648
Beneficial interests in securitizations	4,485	20,592
Prepaid expenses and other current assets (including other current assets of consolidated VIEs of $25.2 million and $11.7 million, respectively)	50,899	58,327
Total current assets	952,639	1,220,109
Finance receivables at fair value (including finance receivables of consolidated VIEs of $329.6 million and $119.6 million, respectively)	336,169	140,235
Property and equipment, net	24,132	50,201
Intangible assets, net	131,892	158,910
Operating lease right-of-use assets	7,063	23,568
Other assets (including other assets of consolidated VIEs of $1.8 million and $0 million, respectively)	23,527	26,004
Total assets	$1,475,422	$1,619,027
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$26,762	$34,702
Accrued expenses (including accrued expenses of consolidated VIEs of $4.0 million and $1.5 million, respectively)	52,452	76,795
Vehicle floorplan	151,178	276,988
Warehouse credit facilities of consolidated VIEs	421,268	229,518
Current portion of long-term debt (including current portion of securitization debt of consolidated VIEs at fair value of $163.5 million and $47.2 million, respectively)	172,410	47,239
Deferred revenue	14,025	10,655
Operating lease liabilities, current	8,737	9,730
Other current liabilities	9,974	17,693
Total current liabilities	856,806	703,320
Long-term debt, net of current portion (including securitization debt of consolidated VIEs of $150.6 million and $32.6 million at fair value, respectively)	454,173	402,154
Operating lease liabilities, excluding current portion	25,183	20,129
Other long-term liabilities (including other long-term liabilities of consolidated VIEs of $10.4 million and $7.4 million, respectively)	17,109	18,183
Total liabilities	1,353,271	1,143,786
Commitments and contingencies (Note 14)
Stockholders’ equity:
Common stock, $0.001 par value; 500,000,000 shares authorized as of December 31, 2023 and 2022; 1,791,286 and 1,727,525 shares issued and outstanding as of December 31, 2023 and 2022, respectively	2	2
Additional paid-in-capital	2,088,381	2,075,931
Accumulated deficit	(1,966,232)	(1,600,692)
Total stockholders’ equity	122,151	475,241
Total liabilities and stockholders’ equity	$1,475,422	$1,619,027

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue:
Retail vehicle, net	$146,424	$142,579	$565,972	$1,425,842
Wholesale vehicle	28,526	23,039	104,119	293,528
Product, net	15,754	10,793	52,253	62,747
Finance	41,999	32,537	156,938	152,542
Other	3,221	401	13,921	14,242
Total revenue	235,924	209,349	893,203	1,948,901
Cost of sales:
Retail vehicle	138,648	147,867	553,565	1,382,005
Wholesale vehicle	57,453	27,399	138,472	304,148
Product	819	—	3,337	—
Finance	8,573	3,793	31,328	14,161
Other	1,384	831	4,554	3,800
Total cost of sales	206,877	179,890	731,256	1,704,114
Total gross profit	29,047	29,459	161,947	244,787
Selling, general and administrative expenses	77,579	90,760	340,657	566,387
Depreciation and amortization	10,924	10,562	42,769	38,290
Impairment charges	47,395	5,746	48,748	211,873
Loss from operations	(106,851)	(77,609)	(270,227)	(571,763)
Gain on debt extinguishment	(18,238)	(126,767)	(37,878)	(164,684)
Interest expense	14,530	12,076	45,445	40,693
Interest income	(4,789)	(6,372)	(21,158)	(19,363)
Other loss, net	43,270	16,284	108,289	43,181
(Loss) income before provision for income taxes	(141,624)	27,170	(364,925)	(471,590)
(Benefit) provision for income taxes	(303)	2,405	615	(19,680)
Net (loss) income	$(141,321)	$24,765	$(365,540)	$(451,910)
Net (loss) income per share attributable to common stockholders, basic	$(80.51)	$14.34	$(209.70)	$(262.15)
Weighted-average number of shares outstanding used to compute net (loss) income per share attributable to common stockholders, basic	1,755,387	1,727,203	1,743,128	1,723,843
Net (loss) income per share attributable to common stockholders, diluted	$(80.51)	$13.52	$(209.70)	$(262.15)
Weighted-average number of shares outstanding used to compute net (loss) income per share attributable to common stockholders, diluted	1,755,387	1,832,223	1,743,128	1,723,843

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Year Ended December 31,
	2023	2022
Operating activities
Net loss	$(365,540)	$(451,910)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	48,748	211,873
Gain on debt extinguishment	(37,878)	(164,684)
Depreciation and amortization	43,476	38,707
Amortization of debt issuance costs	4,598	4,809
Realized gains on securitization transactions	—	(45,589)
Deferred taxes	—	(23,855)
Losses on finance receivables and securitization debt, net	114,702	66,839
Stock-based compensation expense	10,051	11,957
Provision to record inventory at lower of cost or net realizable value	(2,360)	1,812
Provision for bad debt	4,074	13,406
Provision to record finance receivables held for sale at lower of cost or fair value	20,566	6,541
Amortization of unearned discounts on finance receivables at fair value	(25,954)	(14,593)
Other, net	(17,393)	(7,512)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables held for sale	(582,170)	(625,575)
Principal payments received on finance receivables held for sale	105,858	64,521
Proceeds from sale of finance receivables held for sale, net	—	509,612
Other	(1,606)	(7,701)
Accounts receivable	754	78,060
Inventory	159,758	403,924
Prepaid expenses and other current assets	22,711	4,146
Other assets	3,266	(2,546)
Accounts payable	(7,940)	(24,281)
Accrued expenses	(24,766)	(53,553)
Deferred revenue	3,370	(65,148)
Other liabilities	(10,009)	(38,325)
Net cash used in operating activities	(533,684)	(109,065)
Investing activities
Finance receivables at fair value
Purchases of finance receivables at fair value	(3,392)	(56,484)
Principal payments received on finance receivables at fair value	174,748	132,391
Proceeds from sale of finance receivables at fair value, net	—	43,262
Consolidation of VIEs	11,409	—
Principal payments received on beneficial interests	5,193	8,341
Purchase of property and equipment	(14,805)	(24,234)
Acquisition of business, net of cash acquired of $47.9 million	—	(267,488)
Net cash provided by (used in) investing activities	173,153	(164,212)
Financing activities
Proceeds from the issuance of common stock in at-the-market offering, net of offering costs	2,399	—
Proceeds from borrowings under secured financing agreements	261,991	—
Principal repayment under secured financing agreements	(208,476)	(192,839)
Proceeds from financing of beneficial interests in securitizations	24,506	—
Principal repayments of financing of beneficial interests in securitizations	(8,698)	—
Proceeds from vehicle floorplan	559,331	1,403,042
Repayments of vehicle floorplan	(685,141)	(1,638,855)
Proceeds from warehouse credit facilities	480,100	520,800
Repayments of warehouse credit facilities	(290,483)	(467,216)
Repurchases of convertible senior notes	(36,536)	(90,208)
Other financing activities	(1,653)	(4,212)
Net cash provided by (used in) financing activities	97,340	(469,488)
Net (decrease) increase in cash, cash equivalents and restricted cash	(263,191)	(742,765)
Cash, cash equivalents and restricted cash at the beginning of period	472,010	1,214,775
Cash, cash equivalents and restricted cash at the end of period	$208,819	$472,010

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$59,351	$34,907
Cash paid for income taxes	$5,363	$2,409
Supplemental disclosure of non-cash investing and financing activities:
Finance receivables from consolidation of 2022-2 securitization transaction	$180,706	$—
Elimination of beneficial interest from the consolidation of 2022-2 securitization transaction	$9,811	$—
Securitization debt from consolidation of 2022-2 securitization transaction	$186,386	$—
Reclassification of finance receivables held for sale to finance receivables at fair value, net	$248,081	$—
Fair value of beneficial interests received in securitization transactions	$—	$30,082